 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018

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INGEVITY CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-37586	47-4027764
(State of other jurisdiction of incorporation or	(Commission File Number)	(I.R.S. Employer Identification
organization)		No.)

5255 Virginia Avenue
North Charleston, South Carolina 29406
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 10, 2018, Ingevity Corporation (the “Company”) entered into an Agreement for the Sale and Purchase of Perstorp UK Ltd. (the “Agreement”) with Perstorp AB, a company registered in Sweden, that develops, manufactures, and sells specialty chemicals (the “Seller”). Pursuant to the Agreement, the Company has agreed to purchase the shares held by the Seller in Perstorp UK Ltd., including the Seller’s entire caprolactone business (“Capatm”), in exchange for EUR 570,913,000, less the Intercompany Debt Amount and the Seller’s Transaction Costs, each of which is defined in the Agreement (the “Purchase Price”), plus interest accrued on the Purchase Price, as calculated pursuant to the terms of the Agreement (the “Acquisition”). The Company expects to finance the Acquisition through a combination of borrowings under its existing credit facilities and cash on hand.

The Agreement contains warranties, covenants and conditions to closing that the Company believes are customary for a transaction of this size and type (including receipt of required anti-trust or other anticompetitive approvals in certain foreign jurisdictions). Neither CapaTM nor the Seller has a material relationship with the Company and the Acquisition will not be an affiliated transaction.

The closing of the Acquisition is subject to satisfaction of certain conditions, including certain regulatory approvals, but is not subject to any financing condition. The Acquisition is expected to close late in the first quarter of 2019.

The Company has the right to terminate the Agreement due to the occurrence of certain material events that impact the operations of the business of Perstorp UK Ltd., in each case subject to the Seller’s right to remediate the matter.

In addition, at the closing of the Acquisition, the Company and the Seller intend to enter into a transitional services agreement pursuant to which the Seller will continue to provide certain services (including but not limited to innovation and technical support, warehousing and distribution support, IT support and certain other administrative support services).

The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement, which is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Agreement contains warranties by each of the parties to the Agreement, which were made only for purposes of that Agreement and as of specified dates. The, warranties and covenants in the Agreement were made solely for the benefit of the parties to the Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Seller or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements generally include the words "may," "could," "should," "believes," "plans," "intends," "targets," "will," "expects," "suggests," "anticipates," "outlook," "continues," "forecast," "prospect," "potential" or similar expressions. Forward-looking statements may include, without limitation, expected financial positions, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; synergies and the potential benefits of the acquisition of CapaTM; the anticipated timing of the closing of the Acquisition; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost-reduction initiatives, plans and objectives; and markets for securities. Like other businesses, the Company is subject to risks and uncertainties that could cause its actual results to differ materially from its expectations or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to the satisfaction of the conditions to closing the Acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, risks that the expected benefits from the proposed Acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; significant transaction costs; unknown or understated liabilities; general economic and financial conditions; international sales and operations; currency exchange rates and currency devaluation; compliance with U.S. and foreign regulations; attracting and retaining key personnel; conditions in the automotive market or adoption of alternative technologies; worldwide air quality standards; government infrastructure spending; declining volumes in the printing inks market; the limited supply of crude tall oil ("CTO"); lack of access to sufficient CTO; access to and pricing of raw materials; competition from producers of substitute products and new technologies; a prolonged period of low energy prices; the provision of services by third parties at several facilities; natural disasters, such as hurricanes, winter or tropical storms, earthquakes, floods, fires; other unanticipated problems such as labor difficulties including renewal of collective bargaining agreements, equipment failure or unscheduled maintenance and repair; protection of intellectual property and proprietary information; information technology security risks; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies and the chemicals industry; and lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes. These and other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are and will be more particularly described in our filings with the U.S. Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2017 and our other periodic filings. Readers are cautioned not to place undue reliance on the Company's projections and forward-looking statements, which speak only as the date thereof. The Company undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this presentation, or to update them to reflect events or circumstances occurring after the date of this presentation.

Item 7.01	Regulation FD Disclosure.

On December 10, 2018, the Company issued a press release announcing its entry into the Agreement and the Acquisition. The full text of the press release is furnished as Exhibit 99.1.

The Company will hold a conference for investors at 8:30 AM ET on December 10, 2018 regarding the Acquisition. The slide deck the Company will present on this call is available on the Company’s website at www.ingevity.com/investors. The presentation slides are being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section

18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement for the Sale and Purchase of Perstorp UK Ltd., dated as of December 10, 2018, by and among Perstorp AB and Ingevity Corporation.

99.1	Press Release dated as of December 10, 2018.

99.2	Conference Call Presentation, dated as of December 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)
By:	/s/ John C. Fortson
John C. Fortson
Executive Vice President and Chief Financial Officer

Date: December 10, 2018